UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

Copley Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4005-4006, 40/F, One Exchange Square

8 Connaught Place, Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 2861 3335

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	COPLU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	COPL	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	COPLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2025, Copley Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-283972) for the IPO, originally filed with the U.S. Securities and Exchange Commission on December 20, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated April 30, 2025, by and between the Company and Clear Street LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated April 30, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated April 30, 2025, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated April 30, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated April 30, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Securities Subscription Agreement, dated December 3, 2024 (the “Securities Subscription Agreement”), by and between the Company and the Company’s sponsor, Copley Acquisition Sponsors, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated April 30, 2025 (the “Private Placement Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 30, 2025, by and among the Company and each Director and executive officer of the Company, a copy of form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of aggregate of 555,893 private placement units (the “Private Units”) to the Sponsor, with 67,500 Private Units sold at a purchase price of $10.00 per Private Unit and the remainder sold at a purchase price of $7.00 per Private Unit, generating aggregate gross proceeds to the Company of $4,093,750. The Private Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Amended Charter, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $173,362,500 of the proceeds from the IPO and the sale of the Private Units were placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 18 months from the closing of the IPO (which may be extended to a total of 24 months) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (which may be extended to a total of 24 months), subject to applicable law.

On April 30, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 2, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 30, 2025, by and between the Company and Clear Street LLC, as representative of the underwriters
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated April 30, 2025, by and between Continental Stock Transfer & Trust Company and the Company
10.1	Letter Agreement, dated April 30, 2025, by and among the Company, its officers, directors and the Sponsor
10.2	Investment Management Trust Agreement, dated April 30, 2025, by and between Continental Stock Transfer & Trust Company, LLC and the Company
10.3	Registration Rights Agreement, dated April 30, 2025, by and among the Company and certain security holders
10.4	Securities Subscription Agreement, dated December 3, 2024, by and between the Company and the Sponsor
10.5	Private Placement Unit Purchase Agreement dated April 30, 2025, by and among the Company and the Sponsor
10.6	Form of Indemnity Agreement, dated April 30, 2025, by and among the Company, its officers and directors
99.1	Press Release, dated April 30, 2025
99.2	Press Release, dated May 2, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copley Acquisition Corp

By:	/s/ Francis Chi Yin Ng
	Name:	Francis Chi Yin Ng
	Title:	Co-Chief Executive Officer

Dated: May 6, 2025

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